UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2004

PLANAR SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

OREGON	0-23018	93-0835396
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1195 NW Compton Drive

Beaverton, Oregon 97006

(503) 748-1100

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.		APPOINTMENT OF PRINCIPAL OFFICER

On December 9, 2004, the Company appointed Scott Hildebrandt, 49, as Vice President and Chief Financial Officer of the Company effective January 3, 2005. Mr. Hildebrandt served as Senior Vice President and Chief Financial Officer of Merant Software from November 2001 through May 2004. Mr. Hildebrandt was responsible for all finance and accounting activities world wide for Merant, in addition to investor relations, treasury, legal, purchasing, facilities and product logistics/distribution. Before joining Merant Software, Mr. Hildebrandt served as Senior Vice President, Chief Financial Officer and Secretary of InFocus Corporation from June 1999 to November 2001. At InFocus, Mr. Hildebrandt was responsible for global finance, accounting, treasury, investor relations and information technology.

Item 9.01.		FINANCIAL STATEMENTS AND EXHIBITS

(c	)	Exhibits.

99.1 Press Release issued by Planar Systems, Inc. dated December 14, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on December 14, 2004.

PLANAR SYSTEMS, INC.
(Registrant)

By	/s/ Steve Buhaly
Steve Buhaly
Vice President, Chief Operating Officer and
Chief Financial Officer